Exhibit 32.2

Registrant (Commission File Number 333-110029):

Broder Bros., Co.

401 E. Hunting Park Ave.

Philadelphia, Pennsylvania 19124

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Broder Bros., Co. on Form 10-Q for the quarterly period ended September 25, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David J. Hollister, Chief Financial Officer of Broder Bros., Co., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Broder Bros., Co.

November 9, 2004

BRODER BROS., CO.

By:	/s/ David J. Hollister
David J. Hollister Chief Financial Officer